DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill International Fund

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Core Bond Fund

Diamond Hill Core Plus Bond Fund

Supplement dated October 15, 2025

to the Prospectus Dated February 28, 2025, as Amended

Effective October 15, 2025, the following section of the Funds’ Prospectus has been revised to include updated information.

The section entitled “How to Redeem Shares” on page 50 of the Funds’ Prospectus is hereby deleted and replaced with the following:

How to Redeem Shares

You may redeem all or part of your investment in a fund on any day that the NYSE is open for trading, subject to certain restrictions described below. Redemption requests received by a fund or an authorized agent of the fund before 4:00 p.m. ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after the fund receives your properly completed order to sell. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. The funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the fund’s securities at the time of your sale. If you sell shares through your Financial intermediary, contact your financial adviser for their requirements and procedures. A broker may charge a transaction fee to redeem shares. The fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares. The funds encourage, to the extent possible, advance notification of large redemptions. Under both normal and stressed market conditions, the funds generally intend to pay all redemptions in cash. The funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The funds may also satisfy redemption requests by drawing from an available line of credit, using redemptions in-kind, participating in a liquidity program with a service provider, or borrowing from a different fund pursuant to the funds’ Interfund Lending Program. The funds reserve the right to redeem in-kind as described under “Additional Information” below.

The section entitled “Additional Information” on page 51 of the Funds’ Prospectus is hereby deleted and replaced with the following:

Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale, please call the fund at 1-888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. The funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a fund’s net assets, the funds reserve the right to pay part, or all of your redemption proceeds in readily marketable securities instead of cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. These securities may be distributed to the redeeming shareholder based on a pro-rata slice of the fund’s portfolio or a non-pro-rata slice of the fund’s portfolio depending upon various circumstances and subject to the fund’s policies and procedures and any applicable laws or regulations. If payment is made in kind with securities, a fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation, and you may incur tax and transaction costs if the securities are sold.

In some circumstances, to meet fund liquidity needs, for optimizing a fund’s portfolio, or a combination thereof, a fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in a fund, to receive their redemption in kind rather than in cash. A fund's ability to pay these redemption proceeds in-kind relieves the fund of the need to sell the securities that are distributed in kind and incur brokerage and other transaction costs associated with such sale. As with other in kind redemption transactions, a fund would enter into these transactions only when the fund determines it to be in the fund's best interest to do so, and in accordance with the fund's policies on redemptions in kind. The funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a fund. Financial institutions that participate in the transactions described in this paragraph do not receive a fee from the fund for doing so.

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DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill International Fund

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Core Bond Fund

Diamond Hill Core Plus Bond Fund

Supplement dated October 15, 2025

to the Statement of Additional Information (“SAI”) Dated February 28, 2025, as Amended

Effective October 15, 2025, the following sections of the Funds’ SAI have been revised to include updated information.

The section entitled “Additional Purchase and Redemption Information” on page 50 of the Funds’ SAI is hereby deleted and replaced with the following:

Additional Purchase and Redemption Information

All investments and exchanges are subject to approval by a Fund, and the Fund reserves the right to reject any purchase or exchange of Shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the respective Fund. The Funds also encourage, to the extent possible, advance notification of large redemptions.

Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem Shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s net assets, the Funds reserve the right to pay part, or all of your redemption proceeds above such threshold in readily marketable securities instead of cash in accordance with procedures approved by the Board. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. These securities may be distributed to the redeeming shareholder based on a pro-rata slice of the Fund’s portfolio or a non-pro-rata slice of the Fund’s portfolio depending upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If payment is made in kind with securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation, and you may incur tax and transaction costs if the securities are sold.

In some circumstances, to meet Fund liquidity needs, optimizing a Fund’s portfolio, or a combination thereof, a Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in a Fund, to receive their redemption in-kind rather than in cash. A Fund's ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sale. As with other in-kind redemption transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund's best interest to do so, and in accordance with the Fund's policies on redemptions in-kind. The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a Fund. Financial institutions that participate in the transactions described in this paragraph do not receive a fee from the Fund for doing so. These transactions differ in that respect from the liquidity service transactions described under “Reflow Redemption Service.”

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted, (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (iii) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The section entitled “Portfolio Holdings Disclosure” on page 68 of the Funds’ SAI is hereby deleted and replaced with the following:

Portfolio Holdings Disclosure

The Funds disclose portfolio holdings as described in the Prospectus. After such information is released to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Funds may release or authorize the release of portfolio holdings that are not publicly available for legitimate business purposes, provided that such disclosure is approved by the President and Treasurer of the Trust. Each Fund also may disclose non-public portfolio holdings to its affiliates, third-party service providers, or counterparties in connection with services being provided or transactions being entered into, such as, among other things, custodial, brokerage, research, analytics, securities lending, alternative liquidity source programs, accounting and legal. In addition, the Fund may disclose non-public portfolio holdings to any shareholder receiving a redemption in kind, subject to the requirements of the Funds’ In-Kind Redemption Policy. The Funds currently have ongoing arrangements to disclose portfolio holdings information to third party service providers of the Funds or the Adviser and to rating or reporting agencies, or data or portfolio analysis firms, which include:

Firm Name	Firm Name
ACA Group, the distributor	FIS Global
Cohen & Company, Ltd., the independent registered public accounting firm	FundGuard, Inc.
Financial printers	Global Trading Analytics
State Street Bank and Trust Company, the custodian	ICE Data Services
Thompson Hine LLP, legal counsel	Institutional Shareholder Services
Ultimus Fund Solutions, LLC, the sub-fund accountant	Microsoft Corporation
Bloomberg L.P.	Snowflake, Inc.
Broadridge	SS&C Software
Confluence Technologies, Inc.	Synthesis Technology LLC
Factset Research Systems, Inc.	SySys Corporation
FilePoint	The Yield Book, Inc.

Disclosure of the Funds’ daily portfolio holdings as an exception to the Funds’ normal business practice may be made, provided that the disclosure is deemed to be in the best interests of shareholders and the party receiving the portfolio holdings signs a confidentiality agreement or the policies of the recipient are determined to be adequate to protect the integrity and confidentiality of the information. In no event shall portfolio holdings information be disclosed for compensation. In order to avoid conflicts of interest between the Funds’ shareholders and the Adviser, any exceptions must be approved in writing by the Funds’ President and Treasurer and any such exceptions granted will be presented to the Board on a quarterly basis for their review.

In addition, separate account, model delivery programs and unregistered products clients (“Other Accounts”) of the Adviser have same day access to their portfolio holdings, and their advisors have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers. In addition, information about non-public portfolio holdings information attributable to Other Accounts managed or advised by the Adviser may be available to one or more affiliated or unaffiliated service providers to those accounts. Some of the Other Accounts have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds. These Other Accounts are not subject to the portfolio holdings disclosure policies of the Funds to which they are similar and may disclose their similar or nearly identical portfolio holdings information in different forms and at different times than the Funds.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

The table in the section entitled “Trustees and Officers” on page 58 of the Funds’ SAI is hereby deleted and replaced with the following:

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Trust ("Officers") are shown below. Each Trustee is an independent and non-interested Trustee as defined in the Company Act.

Name and Age	Position Held	Year First Elected a Trustee of the Trust[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Tamara L. Fagely Year of Birth: 1958	Trustee, Board Chair	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012	13

Diamond Hill Securitized Credit Fund, August 2024 to present; Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, December 2017 to present; AIM ETF Products Trust, February 2020 to present

Jody T. Foster Year of Birth: 1969	Trustee	Since February 2022	Chief Executive Officer, Symphony Consulting, 2010 to present	13	Diamond Hill Securitized Credit Fund, August 2024 to present; Voya Funds, September 2025 to present; Hussman Investment Trust, June 2016 to July 2025; Forum CRE Income Fund, April 2021 to January 2022
Anthony J. Ghoston Year of Birth: 1959	Trustee	Since May 2022	Chief Executive Officer and President, Informational Resource Consulting, 2020 to present; Retired 2020 to present; President, Chief Operating Officer and Chief Compliance Officer, Dividend Assets Capital, LLC, 2010 to 2020	12	None
John T. Kelly-Jones Year of Birth: 1960	Trustee	Since May 2019	Retired, December 2017 to present; Partner, COO and CCO, Independent Franchise Partners, LLP, June 2009 to November 2017	13	Diamond Hill Securitized Credit Fund, August 2024 to present

Name and Age	Position Held	Year First Elected a Trustee of the Trust[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Nancy M. Morris Year of Birth: 1952	Trustee	Since May 2019	Retired, August 2018 to present; Chief Compliance Officer, Wellington Management Company LLP, April 2012 to July 2018	12	The Arbitrage Funds, December 2018 to present; AltShares Trust, January 2020 to present

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